UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2016
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MARRIOTT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (301) 380-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On October 25, 2016, Marriott International Inc. (“Marriott”) completed the previously disclosed offer to repurchase any or all of Starwood Hotel and Resorts Worldwide LLC’s (“Starwood”) outstanding 7.150% Senior Notes due 2019 (the “2019 Notes”) and 3.125% Senior Notes due 2023 (the “2023 Notes”). Marriott repurchased $310,000 in aggregate principal amount of the 2019 Notes and $23,667,000 in aggregate principal amount of the 2023 Notes. Following the completion of the offer to repurchase, the aggregate outstanding principal amount of Starwood’s 2019 Notes was $209,445,000 and the aggregate outstanding principal amount of Starwood’s 2023 Notes was $326,333,000.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: October 28, 2016	By:	/s/ Bao Giang Val Bauduin
Bao Giang Val Bauduin
Controller and Chief Accounting Officer (Duly Authorized Officer)